UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007
SUPERIOR OFFSHORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33412 (Commission File Number)	72-1264943 (I.R.S. Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 910-1875
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information included in Item 2.03 below is incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 14, 2007, Superior Offshore International, Inc. (the “Company”) entered into a Waiver and Fourth Amendment (the “Amendment”) to its senior secured credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A. (the “Administrative Agent”). Among other things, the Amendment requires the Company to maintain a ratio of EBITDA minus the unfinanced portion of capital expenditures to fixed charges (the “Fixed Charge Coverage Ratio”), determined for any period of four consecutive fiscal quarters, of at least 1.2 to 1.0 as of the end of each fiscal quarter, provided that the Fixed Charge Coverage Ratio for the fiscal quarter ending on (1) December 2007, the calculation of the Fixed Charge Coverage Ratio will be for the fiscal quarter beginning October 1, 2007, (2) March 2008, the calculation of the Fixed Charge Coverage Ratio will be for the two immediately preceding fiscal quarters ending as of March 2008 and (3) June 2008, the calculation of the Fixed Charge Coverage Ratio will be for the three immediately preceding fiscal quarters ending as of June 2008. The Amendment also allows the Company to maintain a ratio of consolidated total debt (as defined in the agreement governing the Credit Facility (the “Credit Agreement”)) to consolidated EBITDA (as defined in the Credit Agreement) (the “Consolidated Leverage Ratio”) as of the last day of any period of four consecutive fiscal quarters of at least 2.75 to 1.0, provided that the Consolidated Leverage Ratio as of the last day of the four consecutive fiscal quarters ending on March 31, 2008 may not exceed 3.0 to 1.0. Finally, the Amendment permits the Company to make up to $75,000,000 of capital expenditures during fiscal 2007 and $40,000,000 of capital expenditures during each fiscal year thereafter, excluding permitted capital expenditures related to the Superior Achiever and related equipment to the extent financed or refinanced with certain term debt.
     The foregoing description of the Amendment to the Credit Facility is a summary of the terms of the Amendment and is qualified by reference to the text of the Amendment and the Credit Agreement, which are filed as exhibits to this report and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (c) The following exhibits are filed herewith:

10.1	Credit Agreement dated as of February 27, 2007 among the Company, as Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (Registration No. 333-136567)).
10.2	Waiver and Fourth Amendment to Credit Agreement dated as of November 14, 2007 among the Company and JPMorgan Chase Bank, N.A., for itself, as Lender and as Administrative Agent for the Lenders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: November 15, 2007	By:	/s/ Roger D. Burks
Roger D. Burks
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Credit Agreement dated as of February 27, 2007 among the Company, as Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (Registration No. 333-136567)).
10.2	Waiver and Fourth Amendment to Credit Agreement dated as of November 14, 2007 among the Company and JPMorgan Chase Bank, N.A., for itself, as Lender and as Administrative Agent for the Lenders.